EXHIBIT 10.21


                                             BUSINESS PREMISES

                                           Dated the 5 JAN   1999
                                 ====================================
                                      PERFECT WIN PROPERTIES LIMITED
                                                   LEASE
                                 ====================================
                                     Description of Business Premises
                                     Room 4102 on 41st Floor,
                                     The Lee Gardens,
                                     33 Hysan Avenue
                                     Causeway Bay,
                                     Hong Kong

                                 Tenant : BEAUTlCONTlROL HONG
                                            KONG, INC.

                                 Term : Four years seven months

                                 Commencing : 1st December, 1998

                                 Expiring   : 30th June 2003

                                 Monthly Rents:

                                 (A) Basic Rent:

                                        (i) HK$247,140.00 for the period
                                            from 1/12/98 to 2/7/2000 and

                                       (ii) for the remander of the term
                                            (i.e. from 3/7/2000 to
                                            30/6/2003), the rental
                                            shall be reviewed at
                                            the then prevailing
                                            market rent and to be
                                            agreed between both
                                            parties.

                                 (B) Operating Charges:  HK$29,177.00
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                 [ FLOOR CHART DATA APPEARS HERE ]

                   41st Floor - The Lee Gardens

                  (for identification purpose only)

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              THIS LEASE made this       5 JAN 1999        day of     One
              thousand nine hundred and               BETWEEN PERFECT WIN
              PROPERTIES LIMITED whose registered office is situate at 49th Floor Manulife Plaza, The Lee Gardens, 33 Hysan Avenue, Causeway Bay, Hong Kong Hereinafter with its successors and assigns where the context so admits called "the Landlord") of the one part and BEAUTICONTROL HONG KONG, INC. whose
              registered address is situate at        5th Floor,
                673 Nathan Road, Kowloon

              (hereinafter called "the Tenant") of the other part
              NOW THIS DEED WITNESSETH as follows:

              1. The  Landlord shall  let and  the Tenant  shall take  All
                 That portion of the messuage and premises erected on all those pieces or parcels of land registered in the Land Registry as Section L of Inland Lot No. 457 and the Remaining Portion of Inland Lot No. 457, Section DD of Inland Lot No. 29 and the Remaining Portion of Section L of Inland Lot No. 29, Section MM of Inland Lot No. 29 known at the date hereof as THE LEE GARDENS (hereinafter referred to as "the Building") which said portion consists of Room 4102 on 41st Floor, The Lee Gardens, 33 Hysan Avenue, Causeway Bay, Hong Kong as shown on the plan annexed hereto and thereon coloured red (hereinafter referred to as "the Premises") Together also with the use of the entrances staircases landings passages and common areas (so far as the same are necessary to the enjoyment of the Premises) in common with the Landlord and any other tenant or tenants of the Building And together also with the use in common with others of the lifts escalators (if any) and central air-conditioning services whenever the same shall be operating excepting

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                 and  reserving unto the  Landlord the  rights set out  in
                 the  Schedule hereto  for  a term  of  four years,  seven
                 months  commencing  on  the   1st  day  of December  1998
                 (hereinafter referred to as "the Term") paying therefor unto the Landlord

                 (a) (i)  for the period  from 1st  December  1998 to  2nd
                       July 2000, both dates inclusive (hereinafter referred to as "the initial term") the calendar monthly rent of HONG KONG DOLLARS TWO HUNDRED FORTY SEVEN THOUSAND ONE HUNDRED AND FORTY ONLY (HK$247,140.00) and

                    (ii)  for the  remainder of  the Term  (i.e. from  3rd
                       July 2000 to 30th June 2003, both dates inclusive) (hereinafter referred to as "the review term") the calendar monthly rent shall be revised to the then prevailing market rent having regarding to prevailing market rentals of similar premises in the same locality, such rent to be mutually agreed between the parties or failing agreement shall be determined by a single surveyor acting as expert and not as an arbitrator nominated by the chairman for the time being of The Hong Kong Institute of Surveyors on the application of either party (and such surveyor shall receive and, if considered desirable, hear the representations made by or on behalf of either or both parties) and such surveyor's decision shall be final and binding on the parties. The surveyor shall assess the open market rent for the Premises on the assumption that:

                       (a) the  Premises  are available  to be  let  by a
                           willing landlord to a willing tenant by one lease without a premium from either party and with vacant possession;

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                       (b) that  the lease by  which the Premises  will be
                           let ("hypothetical lease") contains the same terms as this Lease except the amount of the rent and this Clause;

                       (c) that  the  hypothetical  lease  is for  a  term
                           equals to the unexpired residue of the Term as at the rent review date.

                       but disregarding:

                       (i)  any  effect  on  rent of  the  fact  that  the
                           Tenant, anyone deriving title under the Tenant or their predecessors in title have been in occupation of the Premises;

                      (ii) any goodwill  attached to the  Premises by  the
                           carrying on at the Premises of the business of the Tenant or anyone deriving title under the Tenant or by the predecessors in that business;

                     (iii) any effect on rental value of the  Premises due
                           to alterations or works carried out by or at the expenses of the Tenant, anyone deriving title under the Tenant or their predecessors in title.

                       The costs involved in such determination shall be borne by the parties in equal shares.

                       It is hereby further provided that if the rent payable for the review term cannot be agreed by the last day of the initial term, the rent shall continue to be payable at the rate previously payable and forthwith upon the revised rent being ascertained the Tenant shall pay to the Landlord any rental shortfall between the initial rent and the revised rent.

                                              3
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                     The  above  rents  are  all exclusive  of  rates  and
                     operating charges  (hereinafter referred  to  as "the
                     Rent").

                  (b) the  calendar monthly  charge of  HONG  KONG DOLLARS
                     TWENIY NINE THOUSAND ONE HUNDRED AND SEVENTY SEVEN ONLY ($29,177.00) for the provision of the maintenance and management of the Building, including the provision of the central air-conditioning supply but excluding any maintenance which is the obligation of the Tenant under this Agreement or of any other tenant or occupier of any other part of the Building tinder any contract between the Landlord and such tenant or occupier (hereinafter referred to as "the Operating Charges")

                  Provided that the Rent shall not be charged by the Landlord for the purposes of fitting out for a the period of six months from the lease commencement date.

                  The parties hereto agree that the Operating Charges shall be subject to increase at any time during the continuance of the Term hereby created upon the Landlord giving to the Tenant not less than one (1) calendar month's notice in writing of such increase and upon the expiration of the said period of one month the Operating Charges shall be increased by the amount specified in the Landlord's notice. There shall be no restriction on the number of occasions upon which the Landlord may call for an increase in the Operating Charges Provided That, notwithstanding the foregoing, the Operating Charges in respect of the Premises shall be charged at the same rate per square foot as the other office units ire the Building and that the Tenant shall not be obliged to

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                  make payments in respect  of any capital  expenditure or
                  payments into a contingency or sinking fund.

                 The Tenant hereby covenants with the Landlord as follows:

                 (a) To  pay the Rent for  the Premises and  the Operating
                    Charges monthly in advance to the Landlord in Hong Kong Currency on the First day of every calendar month during the Term such payment to be effected in such manner as shall from time to time be designated by the Landlord. The Tenant shall pay to the Landlord the Rent the Operating Charges and all other sums due hereunder (if any) upon the terms at the times and in the manner herein provided without any deduction on account of any set-off or claim which the Tenant may have against the Landlord or otherwise and if the
                    Tenant shall fail to pay any of the Rent or the Operating Charges or such other sums due hereunder within fifteen days from the time when the same become due the Tenant shall pay interest thereon at the rate of twenty per cent per annum from the date on which the same became due (not fifteen days thereafter) to the date of the payment thereof and such interest shall be deemed additional rent hereunder provided that the demand and/or receipt by the Landlord of interest pursuant to this clause shall be without prejudice to and shall not affect the right of the Landlord to exercise any other right or remedy (including the right of re-entry) exercisable under this Lease. All such interest due on the Rent unpaid under this Lease shall be deemed to be part of the Rent for the Premises and shall be recoverable by the Landlord accordingly by distraint or otherwise.

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                  (b) To pay  and discharge all rates  building maintenance
                     charges (if any) taxes assessments duties charges impositions and outgoing whatsoever now or hereafter to be imposed or charged by the Government of the Hong Kong Special Administrative Region the Manager The Managing Committee of the Building and/or other lawful authority on or in respect of the Premises or
                     upon  the  owner   or  occupier  in  respect   thereof
                     Government rent and Property Tax and other outgoings of a non-recurring or capital nature excepted.

                  (c) To pay all  charges in respect of gas  electric light
                     and power which shall be consumed or supplied on or to the Premises and also to pay a due proportion of the water rate charged upon the whole of the Building such proportion to be determined by the Landlord or the surveyor of the Landlord.

                  (d) (i)  The Landlord  may from  time to  time establish
                        such house rules (hereinafter called the "rules") as it may deem necessary for the management and control of the Building and may also from time to time alter amend and/or repeal such rules and this Lease shall be in all respects subject to such rules which when a copy thereof has been furnished to the Tenant shall be taken to be part hereof and the Tenant shall obey all such rules and see that they are faithfully observed by the visitors guests employees arid licensees of the Tenant and such rules shall apply to and be binding upon all of the tenants of the Building;

                       the Landlord shall not be responsible or under any liability to the Tenant for the non-observance or violation of such rules by any other tenant of the Building or person.

                  (iii) in the case of  conflict between the rules and  the
                        other terms of this Lease, then the other terms of this Lease shall prevail.

                  (e) Not to occupy or use the Premises or permit  the same
                     or any part thereof to be occupied or used for any purpose other than that as an office and ancillary distribution centre only.

                  (f)  To  comply   with  all  the   requirements  of   the
                     Government of the Hong Kong Special Administrative Region or other lawful authorities and with all laws ordinances rules and regulations with respect to the use and occupation of the Premises. To do everything necessary to obtain continue and renew any licence or registration required by any laws ordinances rules regulations for using the Premises for the use allowed including paying all fees. The Tenant shall not do or permit to be done anything whereby the policy or policies of insurance on the Premises or the contents thereof against damage by fire or other risks for the time being subsisting may become void or voidable or whereby the rates of premium thereon may be increased and shall repay to the Landlord all sums paid by way of increased premium and all expenses incurred by the Landlord in or about any renewal of such policy or policies rendered necessary by a breach of this clause and the Landlord shall have the right to collect the same from the Tenant when charged to the Landlord as additional rent as referred to in Clause 2(a).

                 (g)  Not to permit any  person to remain  in the Premises
                    overnight without prior written permission from the Landlord. Such permission will not be given unless the Landlord is satisfied that it is necessary to enable the Tenant to post a watchman to look after the contents of the Premises. In no circumstances shall the Premises be used as sleeping quarters or as domestic premises within the meaning of the Landlord and Tenant (Consolidation) Ordinance Chapter 7 or any other enactment or modification thereof for the time being in force.

                  (h)  Not to do  or permit  to be done  any act  matter or
                     thing in contravention of the terms of the Government Lease or Conditions under which the Landlord holds the Premises insofar as the same relate to the use and occupation of the Premises and the Tenant shall indemnify the Landlord against any breach thereof. The Tenant shall observe and shall be answerable and responsible for ensuring that the servants employees and licensees of the Tenant observe all the requirements of the Ordinances (including Orders in Council) and subsidiary legislation (including rules regulations made thereunder) of the Government of Hong Kong in relation to the use and occupation of Premises.

                  (i)  Not to assign  underlet or  otherwise part  with the
                     possession of the Premises or any part thereof either by way of sub-letting lending_sharing or other means whereby any person or persons not a party to this Lease obtains the use or possession of the Premises or any part thereof irrespective of whether any rental or other consideration is given for such use or possession and in the event of any such ansfer sub-letting sharing assigning or parting with the possession of the Premises (whether for monetary
                     consideration   or  not)   this  Lease   may   at  the
                     discretion of the Landlord be absolutely determined inwhich event the Tenant shall forthwith surrender the

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                      Premises  to the  Landlord. The  lease hereby  granted
                      shall be personal to the Tenant named in this Lease and without in any way limiting the generality of the foregoing the following acts and events shall unless previously approved in writing by the Landlord (which approval Me Landlord may give or withhold at its discretion without assigning any reason therefor) be deemed to be breaches of this Clause:

                      (i) any  take-over reconstruction amalgamation  merger
                         voluntary liquidation or change in the person or persons who owns / own a majority of the Tenant's voting shares or who otherwise has or have effective control thereof.

                      (ii) the giving by  the Tenant of a Power of  Attorney
                         or similar authority whereby the donee of the Power of Attorney obtains the right to use possess occupy or enjoy the Premises or any part thereof or does in fact use possess occupy or enjoy the same.

                      (iii)  the  change  of  the  Tenant's  business   name
                         without  the   previous  written  consent  of   the
                         Landlord.

                   (j) To keep all the interior non-structural parts of the
                      Premises including the flooring and interior plaster or other finishing material or rendering to walls floors and ceilings and the Landlord's fixtures therein including all doors windows electrical installations arid wiring in good clean tenantable substantial and proper repair and condition (fair wear and tear, and inherent defects excepted) and properly preserved and painted as may be appropriate when from time to time required and to so maintain the same at the expense of the Tenant and deliver up the same to the Landlord at the expiration or sooner

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                      determination of the Term in the like condition (save
                      and excepted as aforesaid) replacing and reinstating any part of the Premises damaged or destroyed by or through or in consequence directly or indirectly of any negligent act or omission of the Tenant. The Tenant particularly agrees:

                   (i) To  reimburse to the Landlord  the cost of  replacing
                      all broken and damaged windows whether the same be broken or damaged by the negligence of the Tenant or owing to circumstances beyond the control of the Tenant.

                   (ii)  To repair or  replace if  so required  by the  Hong
                      Kong Electric Company Limited or other Authority as the case may be under the terms of any electricity supply Ordinance for the time being in force or any regulations made thereunder all the electrical wiring installations and fittings within the Premises and the wiring from the Tenant's meter or meters to and within the same.

                   (iii) To take  all reasonable precautions to protect  the
                      interior of the Premises from damage threatened by an approaching storm or typhoon.

                   (iv) To  be responsible for  all damage or  injury o  the
                      Premises the said fixtures fittings installations equipment and appurtenances or to the Building its apparatus or services which may be caused by the carelessness omission neglect improper use or conduct of or any cause attributable to the Tenant the servants employees agents or invitees of the Tenant including without in any way limiting the foregoing damage caused by the Tenant in moving property or equipment in or out of the Building or the Premises

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                      and such  damage shall be  repaired restored  remedied
                      or replaced promptly on the same being sustained at the sole cost and expense of the Tenant to the
                      reasonable   satisfaction    of   the   Landlord    by
                      contractors and workmen employed or approved by the Landlord.

                   (k) The Landlord shall not be in any circumstances  under
                      any liability, whatsoever to the Tenant or to any other person whomsoever in respect of any damage sustained by the Tenant or such other person aforesaid caused by the negligence of any other tenant of the Building or caused by or through or in any way owing to the leakage or overflow of water or the escape of fumes smoke or fire or any other substance or thing from any premises situate in the Building or caused by or through or in any way owing to any defect in or breakdown of the lifts fire fighting and security services equipment air-conditioning plant and other facilities of and in the Building.

                      The Tenant shall fully indemnify the Landlord against all claims demands actions and legal proceedings whatsoever made upon the Landlord in respect of any loss damage or injury to any person whomsoever or to any property whatsoever caused by the act default or negligence of the Tenant or by or through or in any way owing to the leakage or overflow of water or the escape of fumes smoke or fire or other substance or thing originating from the Premises or directly or indirectly through the defective or damaged condition or operation of any non-structural part of the interior of the Premises or any fixtures fittings wiring or piping or any plant or machinery therein.

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                  (l)  The  Landlord  shall  not  in any  circumstances  be
                     liable  for   any  injury  or  damage  to  persons  or
                     property   resulting  from   fire   explosion  falling
                     plaster  steam  gas electricity  water  rain or  leaks
                     from   any  part  of   the  Building  or   from  pipes
                     appliances or plumbing works or from the roof street or subsurface or from any other place or by dampness or by any other cause of whatsoever nature nor shall the Landlord be liable for any such damage caused by other tenants or persons in the Building or by Building or other operations in the neighbourhood.

                  (m)  To be  wholly  responsible for  any  loss damage  or
                     injury caused to any person whomsoever or to any property whatsoever directly or indirectly through the defective or damaged condition of any non-structural part of the interior of the Premises or through the operation of any fixtures fittings wiring or piping or any plant or machinery therein and to make good the same by payment or otherwise and to indemnify the Landlord against all claims demands actions and legal proceedings whatsoever made upon the Landlord by any person in respect thereof.

                  (n) (i) The Tenant  shall  not  without  first  obtaining
                        the written consent of the Landlord make or permit to be made any alteration in or addition to the Premises or to the water gas or steam pipes electrical installations and wiring or plumbing or other Landlord's fixtures or to install any plant apparatus or machinery in the Premises or cut maim or injure or suffer to be cut maimed or injured any doors windows walls structural members or other fabric thereof or except as hereinafter authorized remove any additions improvements or fixtures from the Premises. If any authority of the

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                        Government of the Hong  Kong Special Administrative
                        Region or other lawful authorities requires or orders the Premises be altered added to or modified or that any fixtures or equipment which relates
                        to the  use  and  occupation of  the  Premises   be
                        installed  or  that  any  fixtures   or  equipments
                        installed by the Tenant be removed the Tenant shall

                      (i.i)  give the  Landlord promptly  a  copy  of   any
                            notification to that effect;

                      (i.ii) carry out the work required;

                      (i.iii) indemnify  the  Landlord  against  any claims
                        demands losses and damages arises from the breach of such request or orders by the Tenant.

                   (ii) If the Tenant shall hereafter place in the  Premises
                        any additions improvements or fixtures which can be removed without structural alterations then the Tenant shall have the right prior to the termination of this Lease to remove the same at the Tenant's own expense provided:

                      (ii.i) that  the  Tenant at  the time of such  removal
                        shall not be in default in the payment of the Rent or in the performance of any other clause provision or condition of this Lease;

                     (ii.ii) that before any such removal the  Tenant  shall
                        have given written notice to the Landlord specifying the additions improvements or fixtures which the Tenant proposes to remove and specifying in detail the proposed replacements to be made by the Tenant and shall have obtained the Landlord's written approval of the replacement specifications and

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                      (ii.iii) that  the Tenant  shall at  the Tenant's  own
                            expense prior to the termination of this Lease replace all Landlord's provisions removed with others of a kind and quality customary in this type of high class commercial building and satisfactory to the Landlord and all such replacements shall be first-class in workmanship materials and finish and as specified in the notice provided for in paragraph (ii.ii) hereof.

                  (o) Notwithstanding clause 2(n) above the Tenant shall  if so required by the Landlord remove all additions improvements or fixtures from the Premises and reinstate the Premises to their original state and condition to the satisfaction of the Landlord on the expiration or sooner determination of the Term hereby granted.

                   (p) On the expiration of the Term hereby granted or upon
                      an earlier termination of this Lease the Tenant shall surrender to the Landlord possession of the Premises with all additions improvements and fixtures then included therein except as hereinabove provided in a good clean and tenantable repair and condition (fair wear and tear and inherent defects excepted) to the satisfaction of the Landlord.

                   (q) The  Landlord and its  agents shall  be permitted to
                      visit and examine the Premises at any reasonable hour of the day upon reasonable notice (except in an emergency when no notice is required) and workmen may enter at any time when authorized by the Landlord or the Landlord's agents to enter the Premises at reasonable times upon reasonable notice (except in an emergency when no notice is required) to make or

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                      facilitate  repairs  or prevent damage  in  any  part
                      of  the  Building  and  to  remove  such portions  of
                      the  walls floors  and  ceilings  of the  Premises as
                      may be required for the purpose of making such repairs or preventing such darnage. If the Tenant shall not be personally present to open and permit an entry into the Premises at any time when for any
                      reason   an  entry  therein  shall   be  necessary  or
                      permissible hereunder the Landlord or the Landlord's agents may forcibly or otherwise enter the Premises without rendering the Landlord or such agents liable to any claim or cause of action for damages by reason thereof if during such entry the Landlord shall accord reasonable care to the Tenant's property provided that the right and authority hereby reserved do not impose nor does the Landlord assume by reason thereof any responsibility or liability whatsoever for the care or supervision of the Premises or any of the pipes fixtures appliances or appurtenances therein contained or therewith in any manner connected except as may be herein specifically provided. The Tenant shall make good all defects and wants of repair found to be the liability of the Tenant within the period of fifteen
                      (15) days from the date of receipt of notice written or verbal from the Landlord to make good or amend the same.

                   (r)  For the purposes  of  Part m  of  the  Landlord and
                      Tenant (Consolidation) Ordinance (Cap. 7) rent shall be deemed to be in arrears if not paid in advance on the due date in accordance with Clause 2(a) hereof.

                  (s) To pay on demand to the Landlord all reasonable costs
                      incurred by the Landlord in cleansing and clearing any of the drains choked or stopped up owing to the negligence of the Tenant or of his visitors guests employees or licensees.

                  (t) At  all times  during  the  continuance  of the  Term
                      hereby created to insure with an insurance company in Hong Kong approved by the Landlord such approval not to be unreasonably withheld or delayed against fire and claims by third parties in respect of damage or loss to the Premises however caused or arising out of the Tenant's use and occupation of the Premises and to pay all premiums therefor and on demand to produce and (if so required) deliver up to the Landlord or its agent every such policy of insurance and the receipt for the last payment of premium AND the Tenant hereby covenants with the Landlord that the Tenant will fully indemnify the Landlord and keep the Landlord indemnified against any claims made by third parties as aforesaid.

                   (u)  The Tenant  shall  not  use  the  Premises for  the
                      storage of goods or merchandise other than in such quantities consistent with the nature of the Tenant's trade or business nor to keep or store or cause or permit to be kept or stored any extra hazardous or hazardous goods within the meaning of the Dangerous Goods Ordinance or any enactment replacing the same and the regulations applicable thereto, and in so far as such Ordinance or its schedules or regulations may be altered this Clause shall have reference to any alteration thereof.

                   (v) For the period of six months prior to the expiration
                      of the Term to permit the Landlord to display on the exterior of the Premises a sign indicating that the Premises are available for letting and during such period to permit the Landlord and its representatives to enter the Premises with prospective tenants at reasonable hours of the day upon prior reasonable notice to view and inspect the same the Landlord causing as little inconvenience as is reasonably practicable.

                   (w) Not to permit or suffer any  part of the Premises to
                      be used for the purpose of gambling or for any illegal immoral or improper purpose.

                   (x) To  be responsible  for the  removal of  garbage and
                      refuse Mom the Premises. The Tenant shall not dispose of any garbage or rubbish except in the manner from time to time prescribed by the Landlord and until such time as such garbage is removed from the Building to keep the same securely sealed in containers of a design to be approved by the Landlord. In the event of the Landlord providing a collection service for garbage and refuse the same shall be used by the Tenant to the exclusion of any other similar service and the use of such service provided by the Landlord shall be at the sole cost of the Tenant.

                   (y) To reimburse the Landlord  the cost of replacing any
                      broken damaged defective or burned out light bulbs tubes and globes in the Premises which may be provided by the Landlord.

                   (z) Not  to take  delivery of  furniture or  fixtures or
                      bulky items of goods in and out of the Building during normal office hours and under no circumstances shall passenger lifts be used for delivery purposes.

                   (aa) Not to  install  additional locks  bolts  or  other
                      fittings to the Premises or in any way to cut or alter the same without the prior written consent of the Landlord such consent not to be unreasonably withheld or delayed.

                   (ab)To reimburse  the Landlord the  cost of repairing  or
                      replacing any air-conditioning fan-coil unit or any other part of the air-conditioning system or installation which is damaged or rendered defective by the misuse or negligence of the Tenant or any of the Tenant's visitors employees or licensees.

                   (ac)Not to place a load upon any floor of the Premises in
                      excess of the loading for which the floor is designed. The Landlord reserves the right to prescribe the weight and position of all safes and heavy machinery which must be placed so as to ensure an acceptable distribution of weight.

                   (ad)To use only the  name designated by the  Landlord for
                      the Building, and shall use such name for its business address and for no other purpose.

                   (ae)Not to mane or permit to  be made any music or noise
                      so as to cause a nuisance or annoyance to the Landlord or any other tenant of the Building or do or permit anything to be done therein which will interfere with the rights comfort or convenience of the other tenants.

                   (af)To permit the Landlord at all times during' the Term
                      to exercise without interruption or interference any of the rights set out in the Schedule hereto.

               3. The Landlord hereby covenants with the Tenant as follows:

                   (a) To  keep in  good repair  the Building's  main walls
                      roofs main passages main stairways main electricity cables and main drains and pipes intended for the general service of the Building and all such repairs shall be at the expense of the Landlord unless the same shall have been rendered necessary by the act or neglect or carelessness of the Tenant or any of the visitors guests employees contractors or licensees of the Tenant in which case the expense is to be borne by the Tenant Provided that the Landlord's liability hereunder shall not be deemed to have arisen unless and until notice in writing of any want of repair shall have been previously given by the Tenant to the Landlord and the Landlord shall have failed to repair the same within a reasonable time.

                   (b)  The  Landlord  shall  keep  and  maintain  the  lift
                      service for the convenience of the Tenant subject to the discretionary power of the Landlord to prescribe the manner of maintaining the said service.The Tenant or any person using the said lift service shall do so entirely at his own risk.

                   (c) The  Landlord  shall  provide and  maintain  for  the
                      Premises a central air-conditioning service during normal business hours namely from 8:00 a.m. to 6:00 p.m. from Mondays to Fridays and from 8:00 a.m. to 1:30 p.m. on Saturdays. No such central air-conditioning supply will be provided outside these hours other than as may be agreed in advance with the Landlord. Notwithstandirig any provision to the contrary the Landlord shall not be liable to pay compensation to the Tenant in respect of any period during which owing to circumstances beyond the control of the Landlord the airconditioning plant shall not be operating as the result of mechanical or power failure need of repair or overhaul or for any other reason beyond the control of the Landlord nor shall the Landlord be liable to grant to the Tenant any abatement of Rent in respect of such interruption.

                 (d)    The Tenant upon, duly paying the Rent and  observing
                    and performing the terms and complying with the conditions on the part of the Tenant to be performed as herein set forth shall at all times during the Term hereby granted quietly have hold and enjoy the Premises without any suit trouble or hindrance from the Landlord or anyone lawfully claiming under through or in trust for the Landlord.

                 (e)    The Landlord shall  during the  continuance of  this
                    Lease pay the Government Rent and Property Tax and other outgoings of a capital or non-recurring nature in respect of the Premises.

               4. It is hereby mutually agreed as follows:

                 (a) (i)     If the  Rent and  /  or the  Operating  Charges
                       and/or other moneys hereby reserved or any part thereof shall be unpaid for 15 days after the same shall become payable whether formally demanded or not; or

                   (ii)     If the Tenant shall default in the  performance
                        or observance of any term or condition hereof; or

                  (iii)  If the Tenant shall  become bankrupt or enter  into any composition or arrangement with creditors or shall suffer any execution to be levied on its goods or being a company shall go into liquidation;

                    then and in any such case it shall be lawful for the Landlord to re-enter the Premises or any part thereof in the name of the whole and thereupon this Lease shall absolutely determine but without prejudice to any right of action of the Landlord in respect of any antecedent breach of the Tenant's terms and conditions and a written notice given by the Landlord to the Tenant to the effect that the

                      Landlord thereby exercises the right of re-entry hereby conferred shall be a full and sufficient exercise of such power notwithstanding any statutory or common law provisions to the contrary. All costs and expenses for and incidental to any demand for the Rent and the Operating Charges or any other sum payable under this Lease (if the Landlord elects to so demand) or action or distraint for the recovery of the same (including any solicitors' or counsel's fees on solicitor and own client basis) shall be paid by the Tenant and shall be recoverable from him as a debt on a full indemnity basis

                   (b)  Notwithstanding anything  hereinbefore contained  if
                      the Tenant shall fail to pay the Rents and / or the Operating Charges and / or other moneys herein reserved or any part thereof on due dates the Landlord shall be entitled to :

                      (i) recover  from the Tenant  as a debt  the following
                          expenses incurred by the Landlord in the course of recovering the Rents and / or Operating Charges and / or other moneys unpaid or any part thereof:

                          (i.i) such  sum as  the Landlord shall  reasonably
                               determine to be collection charges for the additional work incurred by the Landlord's staff in collecting the Rents and / or the Operating Charges and / or other moneys unpaid or any part thereof;

                        (i.ii) all solicitors' and / or counsels' fees (on a
                               solicitor and own client basis) and court fees incurred by the Landlord for the purpose of recovering the Rents and / or the

                               Operating Charges and / or other moneys unpaid or any part thereof; and

                          (i.iii)  any  other fees  paid  to debt-collectors
                               appointed by the Landlord for the purpose of collecting the Rents and / or the Operating Charges and / or other moneys unpaid or any part thereof.

                      (ii)   terminate   or   disconnect   the   supply   of
                          air-conditioning water electricity and other services and facilities to the Premises and / or to the Tenant.

                  (c) This  Lease sets  out the  full agreement  between the parties. No other warranties or representations have been made or given relating to the tenancy or to the Building or the Premises. If any warranty or representation has been made the same is hereby waived. The provisions of this Lease cannot be changed orally.

                   (d) Acceptance of the  Rent by the Landlord  shall not be
                      deemed to operate as a waiver by the Landlord of any right to proceed against the Tenant in respect of any breach by the Tenant of any of its obligations hereunder. No condoning excusing or overlooking by the Landlord of any default breach or non-observance or nonperformance by the Tenant at any time or times of any of the Tenant's obligations herein contained shall operate as a waiver of the Landlord's rights hereunder in respect of any continuing or subsequent default breach or non-observance or non-performance or so as to defeat or affect in any way the rights of the Landlord herein in respect of any such continuing or subsequent default or breach and no waiver by the Landlord shall be inferred from or implied by anything done or permitted by the Landlord unless expressed in writing and signed by the Landlord.

                  (e) Any  notice by  the Landlord  to the  Tenant  shall be deemed to have been duly served and any demand by the Landlord upon the Tenant shall be deemed to have been duly made if delivered to or sent by prepaid post or left at the Premises or at the last known address of the Tenant. Any notice by the Tenant to the Landlord shall be deemed to have been given if in writing and delivered or mailed by prepaid registered mail to the registered office of the Landlord.

                  (f) For  the purposes  of this  Lease any  act  default or omission of the agents servants employees contractors licensees guests invitees or customers of the Tenant shall be deemed to be the act default or omission of the Tenant.

                   (g) The stamp duty registration fee  and ratification fee
                      (if any) payable on this Lease and its counterpart shall be borne by the Landlord and Tenant in equal shares.

                   (h) The Tenant shall deposit  with the Landlord   the sum
                      of HONG KONG DOLLARS EIGHT HUNDRED SIXTY TWO THOUSAND THEE HUNDRED AND FOURTEEN ONLY (~$862,314.00) as security for the due payment of the Rent the Operating Charges and other moneys hereby stipulated (hereinafter referred to as "the Deposit") and the due observance and performance of the terms and conditions herein contained and on the part of the Tenant to be observed and performed. The Deposit shall be subject to revision in the event of adjustment in the Rent, rates and / or Operating Charges. The Deposit shall be retained by the Landlord for its own use and benefit throughout the Term free of any interest to the Tenant with power for the Landlord without prejudice to any other right or remedy hereunder to deduct therefrom the amount of any of the Rent Me Operating Charges or other moneys payable hereunder which is in arrears or any loss or damage sustained by the Landlord as the result of any non-observance or non-performance by the Tenant of any such agreement stipulation or condition. In the event of any deduction being made by the Landlord from the Deposit in accordance herewith the Tenant shall on demand by the Landlord forthwith further deposit the amount so deducted and failure by the Tenant so to do shall entitle the Landlord forthwith to re-enter the Premises and to determine this Lease as hereinbefore provided.

                      Subject as aforesaid the Deposit shall be refunded to the Tenant by the Landlord without interest within thirty days after the expiration or sooner determination of this Lease and the delivery of vacant possession to the Landlord or within thirty days of the settlement of the last outstanding claim by the Landlord against the Tenant in respect of any breach non-observance or non-performance of any of the agreements stipulations or conditions herein contained and on the part of the Tenant to be observed and performed whichever is the later.

                   (i) This Lease  and  the  agreements  stipulations   and
                      conditions  herein  contained  shall  enure  for  the
                      benefit of  and  be  binding  on   the  Landlord  its
                      successors and assigns. The obligations of the Tenant hereunder up to the date of termination of this Agreement shall be enforceable against the

                      Tenant and its successors but unless expressly agreed in writing by the Landlord the Tenant's successors shall not succeed to or be entitled to any of the benefits hereof or any interest hereunder.

                  (j)  The  Tenant acknowledges  that no  fine  premium key
                     money or other consideration has been paid by the Tenant to the Landlord for or in connection with the grant of this lease.

                  (k)  The Landlord hereby  reserves the right  at any time
                     during the Term hereby granted to change the name of the Building or any part thereof and in respect thereof the Landlord shall not be liable in damages to the Tenant or be made a party to any other proceeding or for costs or expenses of whatsoever nature incurred by the Tenant as a result of such change.

                  (1)  In the event of the Premises  or any part thereof at
                     any time during the Term being damaged or destroyed by fire water storm wind typhoon defective construction white-ants earthquake subsidence of the ground or any other cause (not attributable to the act default or negligence of the Tenant) so as to be rendered unfit for use and occupation or being declared unfit for use and occupation or becoming subject to a closure order then the Rent hereby stipulated or a fair proportion thereof according to the nature and extent of the damage sustained shall be suspended until the Premises shall be again rendered fit for occupation and use Provided Always that the Landlord shall be under
                     no  obligation  to  reinstate  the   Premises  if   by
                     reason of  the  condition of the Premises or any local
                     regulations   or  other   circumstances   beyond   the
                     control  of the   Landlord  it  is  not practicable or
                     reasonable so to do.  In  such event the  Landlord may
                      forthwith or within a reasonable time thereafter determine this Lease but such determination shall not prejudice the rights and remedies of either party in respect of any antecedent breach on the part of the other.

                   (m)  It is hereby  declared that in  the construction of
                      these presents unless the contrary intention appears words importing the masculine gender shall include female and neuter genders and vice versa words in the singular shall include the plural and vice versa and words importing persons shall include companies or corporations and vice versa.

                   (n) This Lease is conditional upon vacant possession for
                      the Premises being delivered by the Landlord by the Lease Commencement Date. If Arco Chemical Asia Pacific Limited shall fail to deliver vacant possession of the Premises by such a date, the Tenant is entitled to withdraw from the lease by written notice to the Landlord whereupon the service of the said notice, this lease shall cease to have effect and the Landlord and Tenant shall each be released from their respective obligations under this Lease except the Landlord shall refund to the Tenant forthwith all payments (excluding stamp duty or registration fee) made by the Tenant pursuant to the Lease including the Deposit paid.

                                       THE SCHEDULE

               (1) The free passage and running of water soil gas electricity and other services from and to other parts of the Building in and through the pipes sewers drains conduits gutters watercourses wires cables channels and other conducting media (collectively "the Conducting

                    Media") which are now or at any time during the Term laid or made in upon through or under the Premises and the free and uninterrupted use of all Conducting Media serving other parts of the Building which are now or at any time during the Term in upon through or under the Premises.

               (2) The right to construct and to maintain in over or under the Premises any easements or services for the benefit of any part of the Building or any adjoining property of the Landlord.

               (3)  The right at  any time  during the Terrn  at reasonable times during normal business hours after giving reasonable prior notice to the Tenant to enter (or in cases of emergency to break and enter) upon the Premises in order:

                   (a) to inspect cleanse repair amend remove or replace with others the Conducting Media or any part thereof;

                   (b) to inspect and to execute works in connection with any of the easements or services referred to in this Schedule;

                   (c)   to  carry  out  work  or  do  anything  whatsoever
                        comprised within the Landlord's obligations herein contained whether or not the Tenant is liable hereunder to make a contribution;

                   (d) to exercise any of the rights possessed by the Landlord under the terms of this Agreement.

               (4) The  right  to  erect scaffolding  for  the  purpose  of repairing refurbishing or cleaning the exterior of the Building notwithstanding that such scaffolding may temporarily interfere with the access to or enjoyment and use of the Premises.

                (5)  (a) The  right  to use  or  permit or  authorize  other persons to use all or any part of the common areas of the Building (including without limitation the common entrances, passages, corridors, staircases, lobbies and halls) whether by granting a tenancy, lease or licence in respect thereof for any trade business advertising or promotional use or activities; and

                    (b) The right  to remove, cancel, relocate  or otherwise
                        change the common areas of the Building (including but not limited to common entrances, passages, corridors, staircases, lobbies and halls)

                    from time to time and in such manner as the Landlord may reasonably deem fit without the same constituting an actual or constructive eviction of the Tenant and without incurring any liability of the Tenant provided that such use or activities referred to in Paragraph
                    (a) and such removal, cancellation, relocation or other change of the common areas of the Building referred to in Paragraph (b) shall not significantly interfere with access to the Premises.

               AS WITNESS WHEREOF the hands of the parties the day and year first above written.

          EXECUTED as a deed by    Samson Chu   )
                                                )
                                                )
                                                )
          the authorised signatory for and      )  For and on behalf of
                                                )  PERFECT WIN PROPERTIES LTD.
          on behalf of the Landlord in the      )
                                                )  /s/
          presence of:                          )  Authorized Signature
                                                )
                     /s/ Annie Tang             )
                     Annie Tang

          EXECUTED as a deed by Dr Sam Nejand   )  /s/ Dr Sam Nejand
                                                )
          Vice President of BeautiControl,      )
                                                )
          the authorised signatory for and on   )
                                                )
          behalf of the Tenant in the           )
                                                )
          presence of: /s/ May Chang            )
                       May Chang

         RECEIVED the day and year first above  )
                                                )
         written of and from the Tenant the sum )
                                                )
         of DOLLARS EIGHT HUNDRED               )
                                                ) HK$862,314.00
         SIXTY TWO THOUSAND THREE               )
                                                )
         HUNDRED AND FOURTEEN ONLY              )
                                                )
         Hong Kong Currency being the Deposit   )
                                                )
         above expressed to be paid by the      )
                                                )
         Tenant to the Landlord                 )
                                                   For and on behalf of
         WITNESS:                                  PERFECT WIN PROPERTIES LTD.
                     /s/ Annie Tang                /s/
                     Annie Tang                    Authorized Signature

                                        HOUSE RULES

               (1) The public halls entrances passages and stairways of the
                  Building shall not be obstructed or used for any other purpose than ingress to or egress from the Premises in the Building.

               (2) No public hall of the Building shall be decorated by any tenant in any manner without the prior consent of the Landlord.

               (3) No  tenant shall  make or  permit any  noise such  as to cause a nuisance or annoyance to any other tenant in the Building or the Landlord or do or permit anything to be done therein which will interfere with the rights comfort or convenience of other tenants.

               (4) No tenant shall store arms, ammunition or unlawful goods kerosene or any explosive or combustible substance in any part of his Premises.

               (5) Each tenant shall keep such tenant's  Premises in a good state of preservation and cleanliness and shall not sweep or throw or permit to be swept or thrown therefrom or from the doors windows terraces or balconies thereof any dirt or other substance.

               (6) No article shall be placed  in the public halls passages or on the public staircase landings nor shall anything be hung or shaken from the doors windows terraces or balconies or placed upon the window sills of the Building.

               (7) No shades awnings or  window guards shall be used  in or about the Building except such as shall be approved by the Landlord.

               (8) No sign  signal advertisement or  illumination shall  be inscribed or exposed on or at any window or other part of the Building except such as shall have been approved in writing by the Landlord nor shall anything project out of any window of the Building without similar

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                  approval. The Landlord will provide at the main  entrance
                  hall of the Building for a Directory of such design as may from time to time be determined by the Landlord. The Landlord will at the expense of a tenant provide a sign or plate indicating the name of the tenant on the Directory.

               (9)  The public  lifts in the  Building unless  of automatic type and intended lot operation by a passenger shall be operated only by employees of the Landlord and there shall be no interference whatsoever with the same by tenants or their guests licensees or employees.

               (10)  No velocipedes  bicycles scooters or  similar vehicles shall be allowed in the public passenger lifts and no baby carriage or any of the abovementioned vehicles shall be allowed in the public halls passage ways areas or courts of the Building.

               (ll)  Office  equipment   and  supplies  goods  baggage  and
                  packages of every kind are to be delivered only at the service entrance of the Building and through the service lift or service stairways to the Premises.

               (12)  Garbage   and  refuse  from  any   premises  shall  be
                  deposited in such manner as the manager of the Building may direct.

               (13)   Water-closets  and  other  water   apparatus  in  the
                  Building shall not be used for any purpose other than those for which they were constructed nor shall any sweepings rubbish rags or any other articles be thrown into the same. Any damage resulting from misuse of any water-closets or apparatus shall be paid for by the tenant in whose Premises or by any of whose guests licensees or employees it shall have been caused.

               (14) No tenant shall send  any employee of the  Landlord out of the Building on any private business of a tenant.

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
               (15)  No bird or animal  shall be kept  harboured or allowed in of the premises.

               (16)  No radio or television aerial shall  be attached to or hung from the exterior of the Building.

               (17)  Any consent or approval given under these rules by the
                  Landlord shall be revocable at any time.

               (18)  Complaints regarding the service of the Building shall be made in writing to the Landlord or any other person designated by the Landlord.

               (l9)  No tenant shall allow any visitor licensee or employee of the tenant to stand or queue up outside his premises thereby causing an obstruction to the passages and entrance halls used in common with the other tenants of the Building.

               (20)  The  Landlord shall  have  the right  to  prohibit any advertising by any tenant which in the Landlord's opinion tends to impair the reputation of the Building or its desirability as a building for offices and shopping mall and upon written notice from the Landlord the tenant shall refrain from or discontinue such advertising.

               (21)  Windows shall remain closed save  in an emergency such as fire or breakdown of the air-conditioning system.

               (22)  Canvassing and  peddling in  the Building  is strictly prohibited and each tenant shall co-operate to prevent the same.

               (23) Each  tenant must upon  the termination of  his tenancy return to the Landlord all keys of stores offices and toilet rooms used by such tenant.

               (24) The  loading and  unloading of  goods shall be  carried out at such times in such areas and through such entrances as shall be designated by the Landlord for this purpose from time to time.

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               (25) No heating facilities in addition to such facilities
                  as may be provided by the Landlord (if any) shall be installed without the written consent of the Landlord.

               (26) It is the responsibility of a tenant to maintain and
                  keep clean and clear of rubbish the public areas immediately adjacent to his premises to the satisfaction of the Landlord.


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